SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005

RC2 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307
(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320 Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

630-573-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                                           (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the
              Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the
              Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 6, 2005, at the annual meeting of stockholders of RC2 Corporation (the "Company"), stockholders approved a proposal to adopt the RC2 Corporation 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan") and a proposal to adopt the RC2 Corporation Incentive Bonus Plan and the RC2 Corporation Top Management Additional Bonus Plan (collectively, the "Bonus Plans"). Copies of the 2005 Stock Incentive Plan and each of the Bonus Plans are attached hereto as exhibits and are incorporated herein by reference.

Summary descriptions of the terms of the 2005 Stock Incentive Plan and the Bonus Plans are set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2005. The sections of the definitive proxy statement entitled "Approval of 2005 Stock Incentive Plan" from pages 21 to 23 and "Approval of Incentive Bonus Plans" from pages 23 to 24 are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

Exhibit 99.1 - RC2 Corporation 2005 Stock Incentive Plan.

Exhibit 99.2 - Form of Grant Agreement for the RC2 Corporation 2005 Stock Incentive Plan.

Exhibit 99.3 - RC2 Corporation Incentive Bonus Plan and RC2 Corporation Top Management Additional Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION
Date: May 10, 2005
BY /s/ Jody L. Taylor
      Jody L. Taylor, Chief Financial Officer

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